Exhibit 21.1

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

LIST OF SUBSIDIARIES

Entity Name	State Code
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
107-145 WEST 135TH STREET ASSOCIATES LIMITED PARTNERSHIP	NY
1133 FIFTEENTH STREET ASSOCIATES	DC
ACQUISITION LIMITED PARTNERSHIP	MD
ACTC VI MANAGER, LLC	DE
AHP ACQUISITION COMPANY, LLC	ME
AIC REIT PROPERTIES LLC	DE
AIMCO 1582 FIRST AVENUE, LLC	DE
AIMCO 173 EAST 90TH STREET, LLC	DE
AIMCO 182-188 COLUMBUS AVENUE, LLC	DE
AIMCO 204-206 WEST 133, LLC	DE
AIMCO 2232-2240 ACP, LLC	DE
AIMCO 2247-2253 ACP, LLC	DE
AIMCO 2252-2258 ACP, LLC	DE
AIMCO 2300-2310 ACP, LLC	DE
AIMCO 237 NINTH AVENUE, LLC	DE
AIMCO 240 WEST 73RD STREET CO-OWNER, LLC	DE
AIMCO 240 WEST 73RD STREET, LLC	DE
AIMCO 2484 ACP, LLC	DE
AIMCO 306 EAST 89TH STREET, LLC	DE
AIMCO 311/313 EAST 73RD STREET, LLC	DE
AIMCO 322 EAST 61ST STREET, LLC	DE
AIMCO 452 EAST 78TH STREET PROPERTY, LLC	DE
AIMCO 464-466 AMSTERDAM 200-210 WEST 83RD STREET, LLC	DE
AIMCO 510 EAST 88TH STREET PROPERTY, LLC	DE
AIMCO 514 EAST 88TH STREET, LLC	DE
AIMCO 656 ST. NICHOLAS, LLC	DE
AIMCO 759 ST. NICHOLAS, LLC	DE
AIMCO 88TH STREET/SECOND AVENUE PROPERTIES, LLC	DE
AIMCO ALL HALLOWS, LLC	DE
AIMCO ANGELES GP, LLC	DE
AIMCO ANTIOCH, L.L.C.	DE
AIMCO ARBORS-GROVETREE, LLC	DE
AIMCO ARVADA HOUSE, LLC	DE
AIMCO ASSOCIATED PROPERTIES, LP	DE
AIMCO ASSURANCE LTD.	BD
AIMCO AUBURN GLEN APARTMENTS, LLC	DE
AIMCO BALAYE APARTMENTS I, LLC	DE
AIMCO BALAYE APARTMENTS II, LLC	DE
AIMCO BARCELONA, LLC	DE
AIMCO BAYVIEW, LLC	DE
AIMCO BEACON HILL PRESERVATION GP, LLC	DE
AIMCO BILTMORE, LLC	DE
AIMCO BOLTON NORTH, L.L.C.	DE
AIMCO BOSTON LOFTS, L.P.	DE
AIMCO BREAKERS, L.P.	DE
AIMCO BRIARWOOD, LLC	DE
AIMCO BUENA VISTA APARTMENTS GP, LLC	DE
AIMCO BUENA VISTA APARTMENTS, L.P.	DE
AIMCO BURKSHIRE COMMONS GP, LLC	DE
AIMCO BUTTERNUT CREEK PRESERVATION GP, LLC	DE
AIMCO CALHOUN CLUB, L.L.C.	DE
AIMCO CALHOUN, INC.	DE
AIMCO CALHOUN, L.L.C.	DE

Entity Name	State Code
AIMCO CAMERON VILLAS, L.L.C.	DE
AIMCO CANYON TERRACE GP, LLC	DE
AIMCO CANYON TERRACE, L.P.	DE
AIMCO CAPITAL HOLDINGS FUND VI, LLC	DE
AIMCO CAPITAL HOLDINGS FUND VII, LLC	DE
AIMCO CAPITAL TAX CREDIT FUND I, LIMITED PARTNERSHIP	CA
AIMCO CAPITAL TAX CREDIT FUND II, LLC	DE
AIMCO CAPITAL TAX CREDIT FUND III, LLC	DE
AIMCO CAPITAL TAX CREDIT FUND IV, LLC	DE
AIMCO CAPITAL TAX CREDIT FUND IX, LLC	DE
AIMCO CAPITAL TAX CREDIT FUND V, LLC	DE
AIMCO CAPITAL TAX CREDIT FUND VI, LLC	DE
AIMCO CAPITAL TAX CREDIT FUND VII, LLC	DE
AIMCO CAPITAL TAX CREDIT FUND VIII, LLC	DE
AIMCO CAPITAL TAX CREDIT FUND X, LLC	DE
AIMCO CAPITAL TAX CREDIT FUND XII, LLC	DE
AIMCO CAPITAL TAX CREDIT FUND XIII, LLC	DE
AIMCO CAPITAL TAX CREDIT I, INC.	CA
AIMCO CAPITAL TAX CREDIT MANAGEMENT II, LLC	DE
AIMCO CAPITAL, INC.	DE
AIMCO CARRIAGE HOUSE GP, LLC	DE
AIMCO CASA DE LAS HERMANITAS DEVCO, LLC	DE
AIMCO CASA DEL NORTE GP, LLC	DE
AIMCO CASA DEL NORTE LP, LLC	DE
AIMCO CHELSEA LAND, L.L.C.	DE
AIMCO CHESTNUT HALL GP, LLC	DE
AIMCO CHESTNUT HALL LIMITED PARTNERSHIP	DE
AIMCO CHESTNUT HILL GP, LLC	DE
AIMCO CK PROPERTIES, LLC	DE
AIMCO CLEARING ACCOUNT, LLC	DE
AIMCO COLUMBUS AVE., LLC	DE
AIMCO COMMUNITY CIRCLE II, LLC	DE
AIMCO CONSTRUCTION SERVICES, LLC	DE
AIMCO COPPERWOOD, LLC	DE
AIMCO COUNTRY CLUB HEIGHTS, LLC	DE
AIMCO COUNTRY LAKES, L.L.C.	DE
AIMCO CREVENNA OAKS GP, LLC	DE
AIMCO DEERBROOK, LLC	DE
AIMCO ELM CREEK, L.P.	DE
AIMCO ELM CREEK, LLC	DE
AIMCO EQUITY SERVICES, INC.	VA
AIMCO ESPLANADE AVENUE APARTMENTS, LLC	DE
AIMCO FALL RIVER II, L.L.C.	DE
AIMCO FALL RIVER, L.L.C.	DE
AIMCO FISHERMAN’S WHARF, LLC	DE
AIMCO FLAMINGO HEALTH CLUB, LLC	DE
AIMCO FORESTLAKE APARTMENTS, LLC	DE
AIMCO FOUNTAIN PLACE PRESERVATION GP, LLC	DE
AIMCO FOX VALLEY-OXFORD, LLC	DE
AIMCO FOXCHASE GP, LLC	DE
AIMCO FOXCHASE, L.P.	DE
AIMCO FRAMINGHAM, LLC	DE
AIMCO GARDENS GP LLC	DE
AIMCO GLENS APARTMENTS, LLC	DE
AIMCO GP LA, L.P.	DE
AIMCO GRANADA, L.L.C.	DE
AIMCO GREENBRIAR PRESERVATION GP, LLC	DE
AIMCO GREENS OF NAPERVILLE, L.L.C.	DE
AIMCO GREENS, L.L.C.	DE

Entity Name	State Code
AIMCO GROUP, L.P.	DE
AIMCO GS SWAP, LLC	DE
AIMCO HANOVER SQUARE/DIP, L.L.C.	DE
AIMCO HARLEM FUNDING, LLC	DE
AIMCO HEMET DEVCO, LLC	DE
AIMCO HERITAGE PARK, L.P.	DE
AIMCO HERMOSA TERRACE GP, LLC	DE
AIMCO HERMOSA TERRACE LP, LLC	DE
AIMCO HILLMEADE, LLC	DE
AIMCO HOLDINGS QRS, INC.	DE
AIMCO HOLDINGS, L.P.	DE
AIMCO HOPKINS VILLAGE PRESERVATION GP, LLC	DE
AIMCO HORIZONS WEST APARTMENTS, LLC	DE
AIMCO HP/SWAP, LLC	DE
AIMCO HUNTER’S CROSSING, L.P.	DE
AIMCO HYDE PARK TOWER, L.L.C.	DE
AIMCO IGA, INC.	DE
AIMCO INDEPENDENCE GREEN, L.L.C.	DE
AIMCO INDIO DEVCO, LLC	DE
AIMCO INGRAM SQUARE PRESERVATION GP, LLC	DE
AIMCO IPLP, L.P.	DE
AIMCO JACQUES-MILLER, L.P.	DE
AIMCO KEY TOWERS, L.P.	DE
AIMCO KIRKWOOD HOUSE PRESERVATION SLP, LLC	DE
AIMCO LA JOLLA TERRACE GP, LLC	DE
AIMCO LA JOLLA TERRACE LP, LLC	DE
AIMCO LA QRS, INC.	DE
AIMCO LA SALLE, LLC	DE
AIMCO LA VISTA, LLC	DE
AIMCO LEAHY SQUARE APARTMENTS, LLC	DE
AIMCO LOFTS HOLDINGS, L.P.	DE
AIMCO LORING TOWERS, LLC	DE
AIMCO LOS ARBOLES, L.P.	DE
AIMCO LP LA, LP	DE
AIMCO LT, L.P.	DE
AIMCO MADERA VISTA NET LESSEE, LLC	DE
AIMCO MADERA VISTA, LLC	DE
AIMCO MALIBU CANYON, LLC	DE
AIMCO MAPLE BAY, L.L.C.	DE
AIMCO MERRILL HOUSE, L.L.C.	DE
AIMCO MICHIGAN MEADOWS HOLDINGS, L.L.C.	DE
AIMCO MONTEREY GROVE APARTMENTS TIC 2, LLC	DE
AIMCO MONTEREY GROVE APARTMENTS, LLC	DE
AIMCO N.P. LOFTS, L.P.	DE
AIMCO NAPLES, LLC	DE
AIMCO NET LESSEE (BAYBERRY HILL), LLC	DE
AIMCO NET LESSEE (GEORGETOWN), LLC	DE
AIMCO NET LESSEE (MARLBORO), LLC	DE
AIMCO NET LESSEE (WATERFORD VILLAGE), LLC	DE
AIMCO NEW BALTIMORE, LLC	DE
AIMCO NEWBERRY PARK PRESERVATION GP, LLC	DE
AIMCO NON-ECONOMIC MEMBER, LLC	DE
AIMCO NORTH ANDOVER, L.L.C.	DE
AIMCO NORTHPOINT, L.L.C.	DE
AIMCO OXFORD HOUSE PRESERVATION GP, LLC	DE
AIMCO PACIFICA GP, LLC	DE
AIMCO PACIFICA PARK APARTMENTS, LLC	DE
AIMCO PACIFICA PARK, L.P.	DE
AIMCO PALM SPRINGS DEVCO, LLC	DE

Entity Name	State Code
AIMCO PANORAMA PARK PRESERVATION GP, LLC	DE
AIMCO PARADISE PALMS, LLC	DE
AIMCO PARK LA BREA HOLDINGS, LLC	DE
AIMCO PARK LA BREA SERVICES, LLC	DE
AIMCO PARK LA BREA, INC.	MD
AIMCO PARK PLACE, LLC	DE
AIMCO PARKVIEW DEVCO, LLC	DE
AIMCO PARKWAYS GP, LLC	DE
AIMCO PATHFINDER VILLAGE APARTMENTS GP, LLC	DE
AIMCO PATHFINDER VILLAGE APARTMENTS, L.P.	DE
AIMCO PAVILION PRESERVATION GP, L.L.C.	DE
AIMCO PEPPERTREE, L.P.	DE
AIMCO PINE BLUFF VILLAGE PRESERVATION GP, LLC	DE
AIMCO PINE LAKE, L.P.	DE
AIMCO PINE SHADOWS, L.L.C.	DE
AIMCO PINES, L.P.	DE
AIMCO PLEASANT HILL, LLC	DE
AIMCO PLUMMER VILLAGE, LLC	DE
AIMCO PROPERTIES FINANCE CORP.	DE
AIMCO PROPERTIES FINANCE PARTNERSHIP, L.P.	DE
AIMCO PROPERTIES, L.P.	DE
AIMCO PROPERTIES, LLC	DE
AIMCO QRS GP, LLC	DE
AIMCO QUEENSTOWN NHP GP, LLC	DE
AIMCO RAMBLEWOOD, L.L.C.	DE
AIMCO RAVENSWORTH, LLC	DE
AIMCO REFLECTIONS, LLC	DE
AIMCO REMINGTON, LLC	DE
AIMCO RIDGEWOOD LA LOMA DEVCO, LLC	DE
AIMCO RIDGEWOOD TOWERS PRESERVATION GP, LLC	DE
AIMCO RIVER CLUB, LLC	DE
AIMCO RIVER VILLAGE PRESERVATION GP, LLC	DE
AIMCO RIVERSIDE PARK, L.L.C.	DE
AIMCO RIVERWOODS GP, LLC	DE
AIMCO ROSE GARDENS, LLC	DE
AIMCO ROUND BARN MANOR GP, LLC	DE
AIMCO ROYAL CREST—NASHUA, L.L.C.	DE
AIMCO ROYAL OAKS APARTMENTS, L.P.	DE
AIMCO ROYAL OAKS GP, LLC	DE
AIMCO ROYAL PALMS, LLC	DE
AIMCO RUSCOMBE GARDENS SLP, LLC	DE
AIMCO SALEM PRESERVATION GP, LLC	DE
AIMCO SAN BRUNO APARTMENTS PARTNERS, L.P.	DE
AIMCO SAN JOSE, LLC	DE
AIMCO SAN JUAN DEL CENTRO GP, LLC	DE
AIMCO SCHAUMBURG-OXFORD, LLC	DE
AIMCO SCOTCHOLLOW APARTMENTS GP, LLC	DE
AIMCO SCOTCHOLLOW APARTMENTS, L.P.	DE
AIMCO SELECT PROPERTIES, L.P.	DE
AIMCO SHOREVIEW, LLC	DE
AIMCO SIGNATURE POINT, L.P.	DE
AIMCO SOMERSET LAKES, L.L.C.	DE
AIMCO SOUTH BAY VILLA, LLC	DE
AIMCO STAFFORD STUDENT APARTMENTS GP, LLC	DE
AIMCO STERLING VILLAGE DEVCO, LLC	DE
AIMCO SUMMIT OAKS GP, LLC	DE
AIMCO SUNSET ESCONDIDO, L.L.C.	DE
AIMCO TAMARAC PINES, LLC	DE
AIMCO TERRY MANOR, LLC	DE

Entity Name	State Code
AIMCO TOMPKINS TERRACE GP, LLC	DE
AIMCO TOR, L.L.C.	DE
AIMCO TOWNSHIP AT HIGHLANDS APARTMENTS, LLC	DE
AIMCO TREE CARE DIVISION, LLC	DE
AIMCO TWIN LAKES, LLC	DE
AIMCO VAN NUYS PRESERVATION, LLC	DE
AIMCO VANTAGE POINTE, L.L.C.	DE
AIMCO VENEZIA, LLC	DE
AIMCO VERDES DEL ORIENTE, L.L.C.	DE
AIMCO VILLA DE GUADALUPE, L.L.C.	DE
AIMCO VILLA DEL SOL, L.P.	DE
AIMCO WALNUT HILLS PRESERVATION GP, LLC	DE
AIMCO WARWICK, L.L.C.	DE
AIMCO WASHINGTON SQUARE WEST GP, LLC	DE
AIMCO WAVERLY APARTMENTS, LLC	DE
AIMCO WAVERLY, LLC	DE
AIMCO WESTCHESTER PARK, LLC	DE
AIMCO WESTMINSTER OAKS GP, LLC	DE
AIMCO WESTWAY VILLAGE, LLC	DE
AIMCO WESTWOOD PRESERVATION GP, LLC	DE
AIMCO WESTWOOD TERRACE GP, LLC	DE
AIMCO WEXFORD VILLAGE II, L.L.C.	DE
AIMCO WEXFORD VILLAGE, L.L.C.	DE
AIMCO WHITEFIELD PLACE, LLC	DE
AIMCO WINTER GARDEN, LLC	DE
AIMCO WOODLAND HILLS, LLC	DE
AIMCO WOODS OF BURNSVILLE, L.L.C.	DE
AIMCO YACHT CLUB AT BRICKELL, LLC	DE
AIMCO YORKTOWN, L.P.	DE
AIMCO/APOLLO, L.L.C.	DE
AIMCO/BETHESDA EMPLOYEE, L.L.C.	DE
AIMCO/BETHESDA GP, L.L.C.	DE
AIMCO/BETHESDA HOLDINGS ACQUISITIONS, INC.	DE
AIMCO/BETHESDA HOLDINGS, INC.	DE
AIMCO/BETHESDA II, L.L.C.	DE
AIMCO/BLUFFS, L.L.C.	DE
AIMCO/BRANDERMILL, L.L.C.	DE
AIMCO/BRANDON, L.L.C.	DE
AIMCO/BRANDYWINE, L.P.	DE
AIMCO/CASSELBERRY, L.L.C.	DE
AIMCO/CHICKASAW, L.L.C.	DE
AIMCO/COLONNADE, INC.	DE
AIMCO/COLONNADE, L.L.C.	DE
AIMCO/COLONNADE, L.P.	DE
AIMCO/DFW RESIDENTIAL INVESTORS GP, LLC	DE
AIMCO/FARMINGDALE, L.L.C.	DE
AIMCO/FOX VALLEY, L.L.C.	DE
AIMCO/FOXTREE, INC.	DE
AIMCO/FOXTREE, L.L.C.	DE
AIMCO/FOXTREE, L.P.	DE
AIMCO/HIL, L.L.C.	DE
AIMCO/HOLLIDAY ASSOCIATES GP, LLC	DE
AIMCO/IPT, INC.	DE
AIMCO/KIRKMAN, L.L.C.	DE
AIMCO/LAKE RIDGE, L.L.C.	DE
AIMCO/LANTANA, L.L.C.	DE
AIMCO/LEXINGTON, L.L.C.	DE
AIMCO/MINNEAPOLIS ASSOCIATES GP, LLC	DE
AIMCO/NASHUA, L.L.C.	DE

Entity Name	State Code
AIMCO/NHP PARTNERS, L.P.	DE
AIMCO/NHP PROPERTIES, INC.	DE
AIMCO/ONE LINWOOD ASSOCIATES GP, LLC	DE
AIMCO/PALM BEACH, L.L.C.	DE
AIMCO/PARK TOWNE PLACE ASSOCIATES GP, LLC	DE
AIMCO/PINELLAS, L.L.C.	DE
AIMCO/RAVENSWORTH ASSOCIATES GP, LLC	DE
AIMCO/RIVERSIDE PARK ASSOCIATES GP, LLC	DE
AIMCO/SCHAUMBURG, L.L.C.	DE
AIMCO/SHADETREE, INC.	DE
AIMCO/SHADETREE, L.L.C.	DE
AIMCO/SHADETREE, L.P.	DE
AIMCO/SOUTHRIDGE, L.L.C.	DE
AIMCO/STONEGATE, L.P.	DE
AIMCO/SWAP, L.L.C.	DE
AIMCO/TIDEWATER, L.L.C.	DE
AIMCO/TIMBERTREE, INC.	DE
AIMCO/TIMBERTREE, L.L.C.	DE
AIMCO/TIMBERTREE, L.P.	DE
AIMCO/TRAVIS ONE, L.P.	DE
AIMCO/WAI ASSOCIATES GP, LLC	DE
AIMCO/WAI ASSOCIATES LP, LLC	DE
AIMCO/WESTRIDGE, L.L.C.	DE
AIMCO-GP, INC.	DE
AIMCO-LP TRUST	DE
AJ ONE LIMITED PARTNERSHIP	DE
AJ ONE, INC.	DE
AJ TWO LIMITED PARTNERSHIP	DE
AJ TWO, INC.	DE
ALL HALLOWS ASSOCIATES, L.P.	CA
ALL HALLOWS PRESERVATION, L.P.	CA
ALLIANCE TOWERS LIMITED PARTNERSHIP	OH
AMBASSADOR APARTMENTS, L.P.	DE
AMBASSADOR CRM FLORIDA PARTNERS LIMITED PARTNERSHIP	DE
AMBASSADOR FLORIDA PARTNERS LIMITED PARTNERSHIP	DE
AMBASSADOR FLORIDA PARTNERS, INC.	DE
AMBASSADOR I, INC.	DE
AMBASSADOR I, L. P.	IL
AMBASSADOR II, INC.	DE
AMBASSADOR III, L.P.	DE
AMBASSADOR IX, INC.	DE
AMBASSADOR IX, L.P.	DE
AMBASSADOR TEXAS PARTNERS, L.P.	DE
AMBASSADOR TEXAS, INC.	DE
AMBASSADOR VII, INC.	DE
AMBASSADOR VII, L.P.	DE
AMBASSADOR VIII, INC.	DE
AMBASSADOR X, INC.	DE
AMBASSADOR X, L.P.	DE
AMREAL CORPORATION	SC
ANGELES INCOME PROPERTIES, LTD. 6	CA
ANGELES INVESTMENT PROPERTIES, INC.	CA
ANGELES PARTNERS XII, LP	DE
ANGELES PROPERTIES, INC.	CA
ANGELES REALTY CORPORATION	CA
ANGELES REALTY CORPORATION II	CA
ANTIOCH PRESERVATION, L.P.	DE
ANTON SQUARE, LTD.	AL
AP XII ASSOCIATES GP, L.L.C.	SC

Entity Name	State Code
AP XII TWIN LAKE TOWERS, L.P.	DE
AP XII TWIN LAKE TOWERS, LLC	DE
APARTMENT CCG 17, L.L.C.	SC
APARTMENT CCG 17, L.P.	CA
APARTMENT LODGE 17A LLC	CO
APOLLO-OXFORD ASSOCIATES LIMITED PARTNERSHIP	MD
ARLINGTON SENIOR HOUSING, L.P.	TX
ARVADA HOUSE PRESERVATION LIMITED PARTNERSHIP	CO
ATLANTA ASSOCIATES LIMITED PARTNERSHIP	MA
ATLANTIC IX, L.L.C.	MI
BANGOR HOUSE PROPRIETARY LIMITED PARTNERSHIP	ME
BAY PARC PLAZA APARTMENTS, L.P.	DE
BAYBERRY HILL, L.L.C.	DE
BAYVIEW HUNTERS POINT APARTMENTS, L.P.	CA
BAYVIEW PRESERVATION, L.P.	CA
BEACON HILL PRESERVATION LIMITED DIVIDEND HOUSING ASSOCIATION LIMITED PARTNERSHIP	MI
BEDFORD HOUSE, LTD.	OH
BENJAMIN BANNEKER PLAZA ASSOCIATES	PA
BENT TREE II-OXFORD ASSOCIATES LIMITED PARTNERSHIP	IN
BEREA SINGLE FAMILY HOMES, LTD.	KY
BERKLEY LIMITED PARTNERSHIP	VA
BETTER HOUSING ASSOCIATES, LIMITED PARTNERSHIP	CT
BEVILLE-ISLAND CLUB APARTMENTS PARTNERS, L.P.	DE
BILTMORE APARTMENTS, LTD.	OH
BILTMORE MANAGEMENT, INC.	CA
BIRCH MANOR APARTMENTS, PHASE 1 LTD.	OH
BIRCH MANOR APARTMENTS, PHASE II LTD.	OH
BLAKEWOOD PROPERTIES ASSOCIATES	GA
BLANCHARD APARTMENTS ASSOCIATES LIMITED PARTNERSHIP	WA
BOLTON NORTH PRESERVATION LIMITED PARTNERSHIP	DE
BRANDERMILL-OXFORD ASSOCIATES LIMITED PARTNERSHIP	MD
BRANDON-OXFORD ASSOCIATES LIMITED PARTNERSHIP	MD
BRIARCLIFFE-OXFORD ASSOCIATES LIMITED PARTNERSHIP	MI
BRIGHTON MEADOWS ASSOCIATES, AN INDIANA LIMITED PARTNERSHIP	IN
BRISTOL PARTNERS, L.P.	MO
BROAD RIVER PROPERTIES, L.L.C.	DE
BROADMOOR APARTMENTS ASSOCIATES LTD. PARTNERSHIP	SC
BROADWAY CITY TERRACE CORPORATION	NY
BROOKWOOD LIMITED PARTNERSHIP	IL
BURKSHIRE COMMONS APARTMENTS PARTNERS, L.P.	DE
BURLINGTON RIVER APARTMENTS, LIMITED PARTNERSHIP	IA
BURNSVILLE APARTMENTS LIMITED PARTNERSHIP	MN
BUTTERNUT CREEK PRESERVATION LIMITED DIVIDEND HOUSING ASSOCIATION LIMITED PARTNERSHIP	MI
CALHOUN BUILDERS, INC. D/B/A PATMAN SWITCH ASSOCIATES, A LOUISIANA PARTNERSHIP IN COMMENDAM	LA
CALIFORNIA SQUARE LIMITED PARTNERSHIP	KY
CALMARK HERITAGE PARK II LIMITED PARTNERSHIP	CA
CALMARK INVESTORS, LTD., A CALIFORNIA LIMITED PARTNERSHIP	CA
CAMARILLO-ROSEWOOD ASSOCIATES LIMITED PARTNERSHIP	CA
CAMBRIDGE HEIGHTS APARTMENTS LIMITED PARTNERSHIP	MS
CANTERBURY LIMITED PARTNERSHIP	IN
CANTERBURY SERVICES LLC	DE
CANYON SHADOWS, L.P.	CA
CARPENTER-OXFORD ASSOCIATES II LIMITED PARTNERSHIP	MD
CARPENTER-OXFORD, L.L.C.	MD
CARRIAGE HOUSE PRESERVATION, L.P.	DE
CASSELBERRY INVESTORS, L.L.C.	MD
CCIP PLANTATION GARDENS, L.L.C.	DE
CCIP REGENCY OAKS, L.L.C.	DE
CCIP STERLING, L.L.C.	DE

Entity Name	State Code
CCIP STERLING, L.P.	PA
CCIP/2 HIGHCREST, L.L.C.	DE
CCIP/2 VILLAGE BROOKE, L.L.C.	DE
CCIP/3 SANDPIPER, LLC	DE
CCP IV ARBOURS OF HERMITAGE, LLC	DE
CCP IV ASSOCIATES, LTD.	TX
CCP IV KNOLLWOOD, LLC	DE
CCP/IV RESIDENTIAL GP, L.L.C.	SC
CEDAR RIM APARTMENTS, LLC	DE
CENTER CITY ASSOCIATES	PA
CENTER SQUARE ASSOCIATES	PA
CENTRAL STROUD, LIMITED PARTNERSHIP	FL
CENTRAL WOODLAWN REHABILITATION JOINT VENTURE	IL
CENTURY LAKESIDE PLACE, L.P.	TX
CENTURY PROPERTIES FUND XIV L.P.	CA
CENTURY PROPERTIES FUND XIX, LP	DE
CENTURY PROPERTIES FUND XV	CA
CENTURY PROPERTIES FUND XVI	CA
CENTURY PROPERTIES GROWTH FUND XXII, LP	DE
CENTURY SUN RIVER, LIMITED PARTNERSHIP	AZ
CHANTILLY PARTNERS LIMITED PARTNERSHIP	VA
CHC SAN JUAN DEL CENTRO PRESERVATION LP	CO
CHESTNUT HILL ASSOCIATES LIMITED PARTNERSHIP	DE
CHESWICK-OXFORD ASSOCIATES, L.P.	IN
CHICKASAW-OXFORD ASSOCIATES LIMITED PARTNERSHIP	MD
CHIMNEYTOP-OXFORD ASSOCIATES L.P.	IN
CHURCH STREET ASSOCIATES LIMITED PARTNERSHIP	IL
CHURCHVIEW GARDENS LIMITED PARTNERSHIP	PA
CITY HEIGHTS DEVELOPMENT COMPANY	PA
CITY LINE ASSOCIATES LIMITED PARTNERSHIP	VA
CK ACQUISITIONS, L.P.	DE
CK SERVICES, INC.	DE
CK-GP II, INC.	DE
CK-LP II, INC.	DE
CLEAR LAKE LAND PARTNERS, LTD.	TX
C-O CORPORATION	MD
COLD SPRING SINGLE FAMILY HOMES, LTD.	KY
COMMUNITY CIRCLE II, LTD.	OH
COMMUNITY DEVELOPERS OF PRINCEVILLE LIMITED PARTNERSHIP	NC
CONCAP EQUITIES, INC.	DE
CONGRESS REALTY COMPANIES LIMITED PARTNERSHIP	MA
CONGRESS REALTY CORP.	MA
CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES, LP	DE
CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES/2, LP	DE
CONSOLIDATED CAPITAL PROPERTIES IV, LP	DE
COOPER RIVER PROPERTIES, L.L.C.	DE
COPPERFIELD APARTMENTS JV, L.P.	TX
COPPERWOOD PRESERVATION, LP	TX
COUCH-OXFORD ASSOCIATES LIMITED PARTNERSHIP	MD
COUCH-OXFORD, L.L.C.	MD
CPF 16 WOODS OF INVERNESS GP, L.L.C.	SC
CPF CREEKSIDE, LLC	DE
CPF XIV/SUN RIVER, INC.	AZ
CPF XV/LAKESIDE PLACE, INC.	TX
CPGF 22 WOOD CREEK GP, L.L.C.	SC
CRC CONGRESS REALTY CORP.	MA
CREVENNA OAKS PRESERVATION, L.P.	DE
CROCKETT MANOR APARTMENTS, A LIMITED PARTNERSHIP	TN
DANBURY PARK MANAGEMENT CORP.	CA

Entity Name	State Code
DARBY TOWNHOUSES PRESERVATION GENERAL PARTNER, L.L.C.	DE
DARBY TOWNHOUSES PRESERVATION, LP	PA
DAVIDSON DIVERSIFIED PROPERTIES, INC.	TN
DAVIDSON PROPERTIES, INC.	TN
DBL PROPERTIES CORPORATION	NY
DELHAVEN MANOR, LTD.	MS
DENNY PLACE LIMITED PARTNERSHIP	CA
DIXON RIVER APARTMENTS, L.P.	IL
DOUGLAS STREET LANDINGS, LTD.	TX
DREXEL BURNHAM LAMBERT REAL ESTATE ASSOCIATES II LIMITED PARTNERSHIP	NY
DUQUESNE ASSOCIATES NO. 1	PA
EAST HAVEN REAL ESTATE ASSOCIATES LIMITED PARTNERSHIP	MA
ELDERLY DEVELOPMENT WESTMINSTER, A CALIFORNIA LIMITED PARTNERSHIP	CA
ELKHART TOWN AND COUNTRY LIMITED PARTNERSHIP	IN
EUSTIS APARTMENTS, LTD.	FL
EVERGREEN CLUB LIMITED PARTNERSHIP	MA
FAIRBURN AND GORDON ASSOCIATES II LIMITED PARTNERSHIP	GA
FAIRBURN AND GORDON ASSOCIATES LIMITED PARTNERSHIP	GA
FAIRWOOD ASSOCIATES	CA
FARMINGDALE-OXFORD ASSOCIATES LIMITED PARTNERSHIP	IL
FINLAY INTERESTS 2, LTD.	FL
FINLAY INTERESTS MT 2, LTD.	FL
FIRST ALEXANDRIA ASSOCIATES LIMITED PARTNERSHIP	VA
FIRST WINTHROP CORPORATION	DE
FISHERMAN’S WHARF PARTNERS, A TEXAS LIMITED PARTNERSHIP	TX
FISHWIND CORPORATION	MD
FLAMINGO SOUTH ACQUISITIONS, LLC	DE
FOOTHILL CHIMNEY ASSOCIATES LIMITED PARTNERSHIP	GA
FOUNTAIN PLACE PRESERVATION, L.P.	DE
FOUR QUARTERS HABITAT APARTMENTS ASSOCIATES, LTD.	FL
FOX ASSOCIATES ‘84	CA
FOX CAPITAL MANAGEMENT CORPORATION	CA
FOX PARTNERS	CA
FOX PARTNERS II	CA
FOX PARTNERS III	CA
FOX PARTNERS IV	CA
FOX PARTNERS VIII	CA
FOX REALTY INVESTORS	CA
FOX RUN APARTMENTS, LTD.	TX
FOX STRATEGIC HOUSING INCOME PARTNERS, A CALIFORNIA LIMITED PARTNERSHIP	CA
FOX VALLEY TWO-OXFORD LIMITED PARTNERSHIP	MD
FOX VALLEY-OXFORD LIMITED PARTNERSHIP	MD
FOXFIRE LIMITED DIVIDEND HOUSING ASSOCIATION	MI
FRANKLIN CHANDLER ASSOCIATES	PA
FRANKLIN SQUARE SCHOOL ASSOCIATES LIMITED PARTNERSHIP	MD
FRIENDSET HOUSING COMPANY LIMITED PARTNERSHIP	NY
FRP LIMITED PARTNERSHIP	PA
GADSDEN TOWERS, LTD.	AL
GATE MANOR APARTMENTS, LTD., A TENNESSEE LIMITED PARTNERSHIP	TN
GC SOUTHEAST PARTNERS, L.P.	DE
GEORGETOWN 20Y APARTMENTS, L.L.C.	DE
GEORGETOWN MANAGEMENT, INC.	CA
GEORGETOWN WOODS LAND DEVELOPMENT, LP	IN
GEORGETOWN WOODS SENIOR APARTMENTS, L.P.	IN
GLENBROOK LIMITED PARTNERSHIP	MA
GOTHAM APARTMENTS, LIMITED PARTNERSHIP	MO
GP REAL ESTATE SERVICES II INC.	DE
GP SERVICES II, INC.	SC
GP-OP PROPERTY MANAGEMENT, LLC	DE

Entity Name	State Code
GRAND PLAZA PRESERVATION GP, LLC	DE
GRAND PLAZA PRESERVATION, L.P.	CA
GRANDVIEW MANAGEMENT, INC.	CA
GREENBRIAR PRESERVATION, L.P.	DE
GULF COAST HOLDINGS, LTD.	AL
GULF COAST PARTNERS, LTD.	CA
GWYNED PARTNERS LIMITED PARTNERSHIP	PA
HALLS MILL, LTD.	AL
HAMLIN ESTATES LIMITED PARTNERSHIP	CA
HARRIS PARK LIMITED PARTNERSHIP	NY
HATILLO HOUSING ASSOCIATES	MA
HC/OAC, L.L.C.	MD
HCW GENERAL PARTNER, LIMITED PARTNERSHIP	TX
HENNA GP LLC	DE
HENNA TOWNHOMES, LTD.	TX
HENRIETTA-OXFORD ASSOCIATES LIMITED PARTNERSHIP, A MARYLAND LIMITED PARTNERSHIP	MD
HERITAGE PARK II INC.	DE
HERITAGE PARK INVESTORS, INC.	CA
HHP L.P.	DE
HISTORIC PROPERTIES INC.	DE
HOLLOWS ASSOCIATES LIMITED PARTNERSHIP	NY
HOMECORP INVESTMENTS, LTD.	AL
HOPKINS VILLAGE PRESERVATION LIMITED PARTNERSHIP	DE
HOUSING ASSISTANCE OF MT. DORA, LTD.	FL
HOUSING ASSISTANCE OF ORANGE CITY, LTD.	FL
HOUSING ASSISTANCE OF SEBRING, LTD.	FL
HOUSING PROGRAMS CORPORATION II	DE
HOUSING PROGRAMS LIMITED, A CALIFORNIA LIMITED PARTNERSHIP	CA
HUDSON STREET APARTMENTS LIMITED PARTNERSHIP	CA
HUNT CLUB PARTNERS, L.L.C.	MD
HUNTER’S GLEN AP XII GP, LLC	DE
HUNTERS GLEN AP XII LIMITED PARTNERSHIP	SC
HUNTERS GLEN PHASE V GP, L.L.C.	SC
IH, INC.	DE
INGRAM SQUARE PRESERVATION, L.P.	TX
INTEGRATED PROPERTIES, INC.	RI
IPGP, INC.	DE
IPLP ACQUISITION I LLC	DE
IPT I LLC	DE
ISTC CORPORATION	DE
JACARANDA-OXFORD LIMITED PARTNERSHIP	MD
JACARANDA-OXFORD, L.L.C.	MD
JACQUES-MILLER ASSOCIATES	TN
JAMES-OXFORD LIMITED PARTNERSHIP	MD
JFK ASSOCIATES LIMITED PARTNERSHIP	NC
JUPITER-I, L.P.	DE
JUPITER-II, L.P.	DE
KENDALL TOWNHOME INVESTORS, LTD.	FL
KING-BELL ASSOCIATES LIMITED PARTNERSHIP	OR
KIRKMAN-OXFORD ASSOCIATES LIMITED PARTNERSHIP	MD
KIRKWOOD HOUSE PRESERVATION LIMITED PARTNERSHIP	DE
KIWANIS MANOR, L.P.	IL
LA BROADCAST CENTER GP LLC	DE
LA BROADCAST CENTER QRS INC.	DE
LA CREEKSIDE GP LLC	DE
LA CREEKSIDE LP	DE
LA CREEKSIDE QRS INC.	DE
LA CRESCENT GARDENS GP LLC	DE
LA CRESCENT GARDENS LP	DE

Entity Name	State Code
LA CRESCENT GARDENS QRS INC.	DE
LA HILLCRESTE APARTMENTS LLC	DE
LA HILLCRESTE GP LLC	DE
LA HILLCRESTE LP	DE
LA HILLCRESTE MEZZANINE MEMBER LLC	DE
LA HILLCRESTE QRS INC.	DE
LA INDIAN OAK QRS INC.	DE
LA INDIAN OAKS GP LLC	DE
LA INDIAN OAKS LP	DE
LA LAKES GP LLC	DE
LA LAKES LP	DE
LA LAKES QRS INC.	DE
LA MALIBU CANYON GP LLC	DE
LA MALIBU CANYON LP	DE
LA MALIBU CANYON QRS INC.	DE
LA MORADA ASSOCIATES LIMITED PARTNERSHIP	DC
LA PARK LA BREA A LLC	DE
LA PARK LA BREA B LLC	DE
LA PARK LA BREA C LLC	DE
LA PARK LA BREA LLC	DE
LA SALLE PRESERVATION, L.P.	CA
LA VISTA PRESERVATION, L.P.	CA
LAC PROPERTIES GP I LIMITED PARTNERSHIP	DE
LAC PROPERTIES GP I LLC	DE
LAC PROPERTIES GP II LIMITED PARTNERSHIP	DE
LAC PROPERTIES GP III LIMITED PARTNERSHIP	DE
LAC PROPERTIES OPERATING PARTNERSHIP, L.P.	DE
LAC PROPERTIES QRS II INC.	DE
LAC PROPERTIES QRS III INC.	DE
LAC PROPERTIES SUB LLC	DE
LAFAYETTE MANOR ASSOCIATES LIMITED PARTNERSHIP	VA
LAFAYETTE SQUARE ASSOCIATES	TN
LAKE RIDGE-OXFORD ASSOCIATES LIMITED PARTNERSHIP	MD
LAKERIDGE-ISLAND CLUB APARTMENTS PARTNERS, L.P.	DE
LAKESIDE AT VININGS, LLC	DE
LAKESIDE NORTH, L.L.C.	MD
LAKEWOOD AOPL, A TEXAS LIMITED PARTNERSHIP	TX
LANCASTER HEIGHTS MANAGEMENT CORP.	CA
LANTANA-OXFORD ASSOCIATES LIMITED PARTNERSHIP	MD
LARGO PARTNERS, L.L.C.	MD
LARGO/OAC, L.L.C.	MD
LASALLE APARTMENTS, L.P.	CA
LAZY HOLLOW PARTNERS	CA
LEWISBURG ASSOCIATES LIMITED PARTNERSHIP	WV
LEXINGTON-OXFORD ASSOCIATES L.P.	IN
LEYDEN LIMITED PARTNERSHIP	MA
LIMA-OXFORD ASSOCIATES, L.P.	IN
LINCOLN MARINERS ASSOCIATES LIMITED	CA
LINCOLN PROPERTY COMPANY NO. 409, LTD.	CA
LOCK HAVEN GARDENS ASSOCIATES	PA
LOCUST HOUSE ASSOCIATES LIMITED PARTNERSHIP	MD
LONG MEADOW LIMITED PARTNERSHIP	SC
LORELEI ASSOCIATES LIMITED PARTNERSHIP	DC
LORING TOWERS PRESERVATION LIMITED PARTNERSHIP	DE
LORING TOWERS SALEM PRESERVATION LIMITED PARTNERSHIP	MA
M & P DEVELOPMENT COMPANY	PA
MADISON RIVER PROPERTIES, L.L.C.	DE
MAE—SPI, L.P.	DE
MAE DELTA, INC.	DE

Entity Name	State Code
MAE INVESTMENTS, INC.	DE
MAE JMA, INC.	DE
MAERIL, INC.	DE
MAPLE HILL ASSOCIATES	PA
MARINA DEL REY LIMITED DIVIDEND PARTNERSHIP ASSOCIATES	MA
MARKET VENTURES, L.L.C.	DE
MARSHALL PLAZA APARTMENTS, LTD.-PHASE I	OH
MARSHALL PLAZA APARTMENTS, LTD.-PHASE II	OH
MASHPEE UNITED CHURCH VILLAGE PARTNERSHIP	MA
MAUNAKEA PALMS LIMITED PARTNERSHIP	HI
MAUNAKEA PALMS, INC.	HI
MAYER BEVERLY PARK LIMITED PARTNERSHIP	CA
MB APARTMENTS LIMITED PARTNERSHIP	IL
MCZ/CENTRUM FLAMINGO II, L.L.C.	DE
MCZ/CENTRUM FLAMINGO III, L.L.C.	DE
MELBOURNE-OXFORD ASSOCIATES LIMITED PARTNERSHIP	MD
MELBOURNE-OXFORD CORPORATION	MD
METROPOLITAN PLAZA LP, LLC	DE
MIAMI ELDERLY ASSOCIATES LIMITED PARTNERSHIP	OH
MICHIGAN BEACH LIMITED PARTNERSHIP	IL
MINNEAPOLIS ASSOCIATES II LIMITED PARTNERSHIP	MA
MINNEAPOLIS ASSOCIATES LIMITED PARTNERSHIP	MD
MIRAMAR HOUSING ASSOCIATES LIMITED PARTNERSHIP	DC
MONROE CORPORATION	MD
MONROE-OXFORD ASSOCIATES LIMITED PARTNERSHIP	MD
MONTBLANC GARDEN APARTMENTS ASSOCIATES	MA
MONTICELLO MANAGEMENT I, L.L.C.	DE
MONTICELLO MANOR, LTD.	TX
MORTON TOWERS APARTMENTS, L.P.	DE
MORTON TOWERS HEALTH CLUB, LLC	DE
MRR LIMITED PARTNERSHIP	IL
MULBERRY ASSOCIATES	PA
NAPICO HOUSING CREDIT COMPANY-XI.A, LLC	DE
NAPICO HOUSING CREDIT COMPANY-XI.B, LLC	DE
NAPICO HOUSING CREDIT COMPANY-XI.C, LLC	DE
NAPICO HOUSING CREDIT COMPANY-XI.D, LLC	DE
NAPLES-OXFORD LIMITED PARTNERSHIP	MD
NAPLES-OXFORD, L.L.C.	MD
NASHUA-OXFORD-BAY ASSOCIATES LIMITED PARTNERSHIP	MD
NATIONAL BOSTON LOFTS ASSOCIATES, LLLP	CO
NATIONAL CORPORATE TAX CREDIT FUND II, A CALIFORNIA LIMITED PARTNERSHIP	CA
NATIONAL CORPORATE TAX CREDIT FUND III, A CALIFORNIA LIMITED PARTNERSHIP	CA
NATIONAL CORPORATE TAX CREDIT FUND IV, A CALIFORNIA LIMITED PARTNERSHIP	CA
NATIONAL CORPORATE TAX CREDIT FUND IX, A CALIFORNIA LIMITED PARTNERSHIP	CA
NATIONAL CORPORATE TAX CREDIT FUND V, A CALIFORNIA LIMITED PARTNERSHIP	CA
NATIONAL CORPORATE TAX CREDIT FUND VI, A CALIFORNIA LIMITED PARTNERSHIP	CA
NATIONAL CORPORATE TAX CREDIT FUND VII, A CALIFORNIA LIMITED PARTNERSHIP	CA
NATIONAL CORPORATE TAX CREDIT FUND VIII, A CALIFORNIA LIMITED PARTNERSHIP	CA
NATIONAL CORPORATE TAX CREDIT FUND X, A CALIFORNIA LIMITED PARTNERSHIP	CA
NATIONAL CORPORATE TAX CREDIT FUND XI, A CALIFORNIA LIMITED PARTNERSHIP	CA
NATIONAL CORPORATE TAX CREDIT FUND XII, A CALIFORNIA LIMITED PARTNERSHIP	CA
NATIONAL CORPORATE TAX CREDIT FUND XIII, A CALIFORNIA LIMITED PARTNERSHIP	CA
NATIONAL CORPORATE TAX CREDIT FUND, A CALIFORNIA LIMITED PARTNERSHIP	CA
NATIONAL CORPORATE TAX CREDIT, INC.	CA
NATIONAL CORPORATE TAX CREDIT, INC. II	CA
NATIONAL CORPORATE TAX CREDIT, INC. III	CA
NATIONAL CORPORATE TAX CREDIT, INC. IV	CA
NATIONAL CORPORATE TAX CREDIT, INC. IX	CA
NATIONAL CORPORATE TAX CREDIT, INC. OF PENNSYLVANIA	PA

Entity Name	State Code
NATIONAL CORPORATE TAX CREDIT, INC. VI	CA
NATIONAL CORPORATE TAX CREDIT, INC. VII	CA
NATIONAL CORPORATE TAX CREDIT, INC. VIII	CA
NATIONAL CORPORATE TAX CREDIT, INC. X	CA
NATIONAL CORPORATE TAX CREDIT, INC. XI	CA
NATIONAL CORPORATE TAX CREDIT, INC. XII	CA
NATIONAL CORPORATE TAX CREDIT, INC. XIII	CA
NATIONAL CORPORATE TAX CREDIT, INC. XIV	CA
NATIONAL CORPORATION FOR HOUSING PARTNERSHIPS	DC
NATIONAL HOUSING PARTNERSHIP RESI ASSOCIATES I LIMITED PARTNERSHIP	DC
NATIONAL PARTNERSHIP CREDIT FACILITY CORP.	CA
NATIONAL PARTNERSHIP INVESTMENTS ASSOCIATES II	CA
NATIONAL PARTNERSHIP INVESTMENTS CORP.	CA
NATIONAL PARTNERSHIP MANAGEMENT CORP.	CA
NATIONAL PROPERTY INVESTORS 4	CA
NATIONAL PROPERTY INVESTORS 5	CA
NATIONAL PROPERTY INVESTORS 6	CA
NATIONAL PROPERTY INVESTORS III, LP	DE
NATIONAL TAX CREDIT INVESTORS II, A CALIFORNIA LIMITED PARTNERSHIP	CA
NATIONAL TAX CREDIT MANAGEMENT CORP. I	CA
NATIONAL TAX CREDIT PARTNERS, L.P.	CA
NATIONAL TAX CREDIT, INC.	CA
NATIONAL TAX CREDIT, INC. II	CA
NCHP DEVELOPMENT CORP.	DC
NEIGHBORHOOD REINVESTMENT RESOURCES CORPORATION	IL
NEW BALTIMORE SENIOR PRESERVATION LIMITED PARTNERSHIP	MI
NEW HAVEN ASSOCIATES LIMITED PARTNERSHIP	MA
NEWBERRY PARK PRESERVATION, L.P.	DE
NHP A&R SERVICES, INC.	VA
NHP ACQUISITION CORPORATION	DE
NHP AFFORDABLE HOUSING PARTNERS, L.P.	PA
NHP COUNTRY GARDENS LIMITED PARTNERSHIP	VA
NHP COUNTRY GARDENS, INC.	VA
NHP MID-ATLANTIC PARTNERS ONE L.P.	DE
NHP MID-ATLANTIC PARTNERS TWO L.P.	DE
NHP MULTI-FAMILY CAPITAL CORPORATION	DC
NHP PARKWAY ASSOCIATES L.P.	DE
NHP PARKWAY L.P.	DE
NHP PARTNERS TWO LIMITED PARTNERSHIP	DE
NHP PUERTO RICO MANAGEMENT COMPANY	DE
NHP REAL ESTATE CORPORATION	DE
NHP WINDSOR CROSSING ASSOCIATES L.P.	DE
NHP WINDSOR CROSSING L.P.	DE
NHP-HDV EIGHTEEN, INC.	DE
NHP-HDV ELEVEN, INC.	DE
NHP-HDV FOUR, INC.	DE
NHP-HDV FOURTEEN, INC.	DE
NHP-HDV SEVENTEEN, INC.	DE
NHP-HDV TEN, INC.	DE
NHP-HDV TWELVE, INC.	DE
NHP-HG FOUR, INC.	VA
NHPMN MANAGEMENT, L.P.	DE
NHPMN MANAGEMENT, LLC	DE
NHPMN STATE MANAGEMENT, INC.	DE
NHPMN-GP, INC.	DE
NORTH GATE-OXFORD ASSOCIATES LIMITED PARTNERSHIP	IN
NORTHPOINT PRESERVATION LIMITED PARTNERSHIP	DE
NP BANK LOFTS ASSOCIATES, L.P.	CO
NPI EQUITY INVESTMENTS II, INC.	FL

Entity Name	State Code
NPI EQUITY INVESTMENTS, INC.	FL
NPIA III, A CALIFORNIA LIMITED PARTNERSHIP	CA
OAC INVESTMENT, INC.	MD
OAC L.L.C.	MD
OAC LIMITED PARTNERSHIP	MD
OAK HOLLOW SOUTH ASSOCIATES	PA
OAK PARK-OXFORD ASSOCIATES LIMITED PARTNERSHIP	MI
OAKBROOK ACQUISITION, L.P.	MO
OAKWOOD APARTMENTS, LIMITED PARTNERSHIP—PHASE I	OH
OAKWOOD APARTMENTS, LIMITED PARTNERSHIP—PHASE II	OH
OAKWOOD MANOR ASSOCIATES, L.P.	TN
OAMCO I, L.L.C.	DE
OAMCO II, L.L.C.	DE
OAMCO IV, L.L.C.	DE
OAMCO VII, L.L.C.	DE
OAMCO X, L.L.C.	DE
OAMCO XI, L.L.C.	DE
OAMCO XII, L.L.C.	DE
OAMCO XIX, L.L.C.	DE
OAMCO XIX, L.P.	DE
OAMCO XV, L.L.C.	DE
OAMCO XVI, L.L.C.	DE
OAMCO XXII, L.L.C.	DE
OAMCO XXIII, L.L.C.	DE
ONE LINWOOD ASSOCIATES, LTD.	DC
ONE LYTLE PLACE APARTMENTS PARTNERS, L.P.	DE
ONE WEST CONWAY ASSOCIATES LIMITED PARTNERSHIP	MD
OP PROPERTY MANAGEMENT, L.P.	DE
OP PROPERTY MANAGEMENT, LLC	DE
ORANGE CITY VILLAS II, LTD.	FL
ORLEANS GARDENS, A LIMITED PARTNERSHIP	SC
ORP ACQUISITION PARTNERS LIMITED PARTNERSHIP	MD
ORP ACQUISITION, INC.	MD
OVERBROOK PARK, LTD.	OH
OXFORD APARTMENT COMPANY, INC.	MD
OXFORD ASSOCIATES ‘76 LIMITED PARTNERSHIP	IN
OXFORD ASSOCIATES ‘77 LIMITED PARTNERSHIP	IN
OXFORD ASSOCIATES ‘78 LIMITED PARTNERSHIP	IN
OXFORD ASSOCIATES ‘79 LIMITED PARTNERSHIP	IN
OXFORD ASSOCIATES ‘80 LIMITED PARTNERSHIP	IN
OXFORD ASSOCIATES ‘81 LIMITED PARTNERSHIP	IN
OXFORD ASSOCIATES ‘82 LIMITED PARTNERSHIP	IN
OXFORD ASSOCIATES ‘83 LIMITED PARTNERSHIP	IN
OXFORD ASSOCIATES ‘84 LIMITED PARTNERSHIP	MD
OXFORD ASSOCIATES ‘85 LIMITED PARTNERSHIP	MD
OXFORD BETHESDA I LIMITED PARTNERSHIP	MD
OXFORD CORPORATION	IN
OXFORD DEVELOPMENT CORPORATION	IN
OXFORD EQUITIES CORPORATION	IN
OXFORD EQUITIES CORPORATION II	DE
OXFORD EQUITIES CORPORATION III	DE
OXFORD FUND I LIMITED PARTNERSHIP	MD
OXFORD HOLDING CORPORATION	MD
OXFORD HOUSE PRESERVATION, L.P.	DE
OXFORD INVESTMENT CORPORATION	MD
OXFORD INVESTMENT II CORPORATION	MD
OXFORD MANAGERS I LIMITED PARTNERSHIP	MD
OXFORD NATIONAL PROPERTIES CORPORATION	MD
OXFORD PARTNERS I LIMITED PARTNERSHIP	IN

Entity Name	State Code
OXFORD PARTNERS V LIMITED PARTNERSHIP	MD
OXFORD PARTNERS X, L.L.C.	MD
OXFORD REALTY FINANCIAL GROUP, INC.	MD
OXFORD-COLUMBIA ASSOCIATES, A MARYLAND LIMITED PARTNERSHIP	MD
OXPARC 1994, L.L.C.	MD
OXPARC 1995, L.L.C.	MD
OXPARC 1996, L.L.C.	MD
OXPARC 1997, L.L.C.	MD
OXPARC 1998, L.L.C.	MD
OXPARC 1999, L.L.C.	MD
OXPARC 2000, L.L.C.	MD
PALM AIRE-ISLAND CLUB APARTMENTS PARTNERS, L.P.	DE
PALM BEACH-OXFORD LIMITED PARTNERSHIP	MD
PALMETTO APARTMENTS, A LIMITED PARTNERSHIP	SC
PANORAMA PARK APARTMENTS LIMITED PARTNERSHIP	CA
PANORAMA PARK PRESERVATION, L.P.	CA
PARC CHATEAU SECTION I ASSOCIATES L.P.	GA
PARC CHATEAU SECTION II ASSOCIATES (L.P.)	GA
PARK ASSOCIATES, L.P.	MO
PARK LA BREA ACQUISITION, LLC	DE
PARK NORTH-OXFORD ASSOCIATES, A MARYLAND LIMITED PARTNERSHIP	MD
PARK PLACE PRESERVATION, L.P.	MO
PARK TOWNE PLACE ASSOCIATES LIMITED PARTNERSHIP	DE
PARK VISTA MANAGEMENT, INC.	CA
PARK VISTA, LTD., A CALIFORNIA LIMITED PARTNERSHIP	CA
PARKVIEW APARTMENTS, A LIMITED PARTNERSHIP	SC
PARKVIEW ASSOCIATES LIMITED PARTNERSHIP	CA
PARKWAYS PRESERVATION, L.P.	DE
PARTNERSHIP FOR HOUSING LIMITED	CA
PAVILION PRESERVATION, L.P.	DE
PEAK AT VININGS, LLC	DE
PEBBLESHIRE MANAGEMENT CORP.	CA
PENNSYLVANIA ASSOCIATES LIMITED PARTNERSHIP	MA
PEPPERMILL PLACE APARTMENTS JV, L.P.	TX
PEPPERTREE ASSOCIATES	CA
PEPPERTREE VILLAGE OF AVON PARK, LIMITED	FL
PINE BLUFF ASSOCIATES, A MARYLAND LIMITED PARTNERSHIP	MD
PINE BLUFF VILLAGE PRESERVATION LIMITED PARTNERSHIP	DE
PINELLAS-OXFORD ASSOCIATES LIMITED PARTNERSHIP	MD
PINERIDGE ASSOCIATES, L.P.	MO
PINERIDGE MANAGEMENT, INC.	CA
PINEWOOD PARK APARTMENTS, A LIMITED PARTNERSHIP	SC
PINEWOOD PLACE APARTMENTS ASSOCIATES LIMITED PARTNERSHIP	OH
PLEASANT HILL PRESERVATION, LP	TX
PLUMMER VILLAGE PRESERVATION, L.P.	CA
PORTFOLIO PROPERTIES EIGHT ASSOCIATES LIMITED PARTNERSHIP	DC
PORTFOLIO PROPERTIES SEVEN ASSOCIATES LIMITED PARTNERSHIP	DC
PORTNER PLACE ASSOCIATES LIMITED PARTNERSHIP	DC
POST RIDGE ASSOCIATES, LTD., LIMITED PARTNERSHIP	TN
POST STREET ASSOCIATES LIMITED PARTNERSHIP	NY
PRIDE GARDENS LIMITED PARTNERSHIP	MS
PUERTO RICO MANAGEMENT, INC.	CA
QUINCY AFFORDABLE HOUSING L.P.	IL
RAMBLEWOOD LIMITED PARTNERSHIP	MI
RAMBLEWOOD RESIDENTIAL JV, LLC	DE
RAMBLEWOOD SERVICES LLC	DE
RANCHO TOWNHOUSES ASSOCIATES	CA
RAVENSWORTH ASSOCIATES LIMITED PARTNERSHIP	DE
RAVENSWORTH ASSOCIATES, LLC	DE

Entity Name	State Code
REAL ESTATE ASSOCIATES III	CA
REAL ESTATE ASSOCIATES IV	CA
REAL ESTATE ASSOCIATES LIMITED	CA
REAL ESTATE ASSOCIATES LIMITED II	CA
REAL ESTATE ASSOCIATES LIMITED III	CA
REAL ESTATE ASSOCIATES LIMITED IV	CA
REAL ESTATE ASSOCIATES LIMITED VI	CA
REAL ESTATE ASSOCIATES LIMITED VII	CA
REAL ESTATE EQUITY PARTNERS INC.	DE
REAL ESTATE EQUITY PARTNERS, L.P.	DE
REAL ESTATE PARTNERS LIMITED	CA
REEDY RIVER PROPERTIES, L.L.C.	DE
REGENCY-NATIONAL CORPORATE TAX CREDIT, INC. II	OH
RESCORP DEVELOPMENT, INC.	IL
RI-15 GP, LLC	DE
RI-15 LIMITED PARTNERSHIP	DC
RICHARDS PARK APARTMENTS, LTD.	OH
RICHLIEU ASSOCIATES	PA
RIDGEWOOD TOWERS PRESERVATION, L.P.	DE
RIVER LOFT APARTMENTS LIMITED PARTNERSHIP	PA
RIVER LOFT ASSOCIATES LIMITED PARTNERSHIP	MA
RIVER REACH COMMUNITY SERVICES ASSOCIATION, INC.	FL
RIVER VILLAGE PRESERVATION LIMITED PARTNERSHIP	DE
RIVERCREST APARTMENTS, L.P.	SC
RIVER’S EDGE ASSOCIATES LIMITED DIVIDEND HOUSING ASSOCIATION LIMITED PARTNERSHIP	MI
RIVERSIDE PARK ASSOCIATES LIMITED PARTNERSHIP	DE
RIVERWOODS PRESERVATION, L.P.	DE
ROOSEVELT GARDENS APARTMENTS II LIMITED PARTNERSHIP	SC
ROOSEVELT GARDENS LIMITED PARTNERSHIP	SC
ROSEWOOD APARTMENTS CORPORATION	CA
ROUND BARN MANOR PRESERVATION, L.P.	DE
ROYAL CREST ESTATES (MARLBORO), L.L.C.	DE
SABINE HOUSING 1994 PARTNERS A LOUISIANA PARTNERSHIP IN COMMENDAM	LA
SAN JOSE PRESERVATION, L.P.	TX
SANDY SPRINGS ASSOCIATES, LIMITED	GA
SANTA MARIA LIMITED DIVIDEND PARTNERSHIP ASSOCIATES	MA
SCHAUMBURG-OXFORD LIMITED PARTNERSHIP	MD
SEASIDE POINT PARTNERS, LTD., A TEXAS LIMITED PARTNERSHIP	TX
SEAVIEW TOWERS ASSOCIATES	NY
SECURITY MANAGEMENT INC.	WA
SEMINOLE-OXFORD ASSOCIATES LIMITED PARTNERSHIP	MD
SEMINOLE-OXFORD CORPORATION	MD
SENCIT-SELINSGROVE ASSOCIATES	PA
SHARP-LEADENHALL ASSOCIATES, A MARYLAND LIMITED PARTNERSHIP	MD
SHELTER PROPERTIES II LIMITED PARTNERSHIP	SC
SHELTER PROPERTIES IV LIMITED PARTNERSHIP	SC
SHELTER REALTY II CORPORATION	SC
SHELTER REALTY IV CORPORATION	SC
SHERMAN TERRACE ASSOCIATES	PA
SHOREVIEW APARTMENTS, L.P.	CA
SHOREVIEW PRESERVATION, L.P.	CA
SIGNATURE POINT JOINT VENTURE	TX
SIGNATURE POINT PARTNERS, LTD.	TX
SNI DEVELOPMENT COMPANY LIMITED PARTNERSHIP	NY
SOL 413 LIMITED DIVIDEND PARTNERSHIP	MA
SOUTH BAY VILLA PRESERVATION, L.P.	CA
SOUTH MILL ASSOCIATES	PA
SOUTH PARK APARTMENTS	OH
SOUTH PARK APARTMENTS LIMITED PARTNERSHIP	OH

Entity Name	State Code
SOUTHRIDGE-OXFORD LIMITED PARTNERSHIP	MD
SPRINGFIELD VILLAS, LTD.	TX
ST. GEORGE VILLAS LIMITED PARTNERSHIP	SC
ST. MARY’S-OXFORD ASSOCIATES LIMITED PARTNERSHIP	MD
STAFFORD STUDENT APARTMENTS, L.P.	DE
STRATFORD VILLAGE REALTY TRUST	MA
STRAWBRIDGE SQUARE ASSOCIATES LIMITED PARTNERSHIP	VA
SUBSIDIZED HOUSING PARTNERS	CA
SUGARBERRY APARTMENTS CORPORATION	CA
SUMMIT OAKS PRESERVATION, L.P.	DE
SUNBURY DOWNS APARTMENTS JV, L.P.	TX
SUNTREE-OXFORD ASSOCIATES LIMITED DIVIDEND HOUSING ASSOCIATION	MI
TAMARAC PINES PRESERVATION, LP	TX
TAMARAC VILLAGE, LLC	DE
TAUNTON GREEN ASSOCIATES LIMITED PARTNERSHIP	MA
TAUNTON II ASSOCIATES	MA
TERRY MANOR PRESERVATION, L.P.	CA
TEXAS BIRCHWOOD APARTMENTS, L.P.	TX
TEXAS KIRNWOOD APARTMENTS, L.P.	TX
THE GLENS, A LIMITED PARTNERSHIP	SC
THE NATIONAL HOUSING PARTNERSHIP	DC
THE NATIONAL HOUSING PARTNERSHIP II TRUST	NY
THE NATIONAL HOUSING PARTNERSHIP-II LIMITED PARTNERSHIP	DC
THE OAK PARK PARTNERSHIP LIMITED PARTNERSHIP	IL
THE VILLAGE OF KAUFMAN, LTD.	TX
THE WOODLANDS LIMITED	MI
TIDEWATER-OXFORD LIMITED PARTNERSHIP	MD
TOMPKINS TERRACE ASSOCIATES LIMITED PARTNERSHIP	NY
TOMPKINS TERRACE PRESERVATION, L.P.	DE
TOMPKINS TERRACE, INC.	NY
TOWN VIEW TOWERS I LIMITED PARTNERSHIP	TN
TOWNSHIP AT HIGHLANDS LLC	DE
TUJUNGA GARDENS LIMITED PARTNERSHIP	CA
U. S. REALTY I CORPORATION	SC
U. S. REALTY PARTNERS LIMITED PARTNERSHIP	DE
U.S. SHELTER LIMITED PARTNERSHIP	SC
UNDERWOOD ASSOCIATES LIMITED PARTNERSHIP	CT
UNDERWOOD-OXFORD ASSOCIATES LIMITED PARTNERSHIP ONE	CT
UNITED FRONT HOMES LIMITED PARTNERSHIP	MA
UNITED HOUSING PARTNERS—ELMWOOD, LTD.	AL
UNITED HOUSING PARTNERS CUTHBERT LIMITED PARTNERSHIP	GA
UNITED HOUSING PARTNERS MORRISTOWN LIMITED PARTNERSHIP	TN
UNITED INVESTORS REAL ESTATE, INC.	DE
UNIVERSITY PLAZA ASSOCIATES	PA
URBANIZACION MARIA LOPEZ HOUSING COMPANY LIMITED PARTNERSHIP	NY
USS DEPOSITARY, INC.	SC
UTOPIA ACQUISITION, L.P.	MO
VAN NUYS ASSOCIATES LIMITED PARTNERSHIP	MA
VAN NUYS PRESERVATION MT, L.P.	CA
VAN NUYS PRESERVATION, L.P.	CA
VERDES DEL ORIENTE PRESERVATION, L.P.	CA
VICTORY SQUARE APARTMENTS LIMITED PARTNERSHIP	OH
VILLA DE GUADALUPE PRESERVATION, L.P.	CA
VILLA DEL SOL ASSOCIATES LIMITED PARTNERSHIP	CA
VILLA NOVA, LIMITED PARTNERSHIP	TN
VILLAGE OAKS-OXFORD ASSOCIATES, A MARYLAND LIMITED PARTNERSHIP	MD
VINEVILLE TOWERS ASSOCIATES LIMITED PARTNERSHIP	GA
VISTA DEL LAGOS JOINT VENTURE	AZ
VISTA PARK CHINO LIMITED PARTNERSHIP	CA

Entity Name	State Code
WAI ASSOCIATES LIMITED PARTNERSHIP	TX
WALNUT HILLS PRESERVATION, L.P.	DE
WASCO ARMS	CA
WASHINGTON CHINATOWN ASSOCIATES LIMITED PARTNERSHIP	DC
WASHINGTON SQUARE WEST PRESERVATION, L.P.	DE
WASH-WEST PROPERTIES	PA
WATERFORD VILLAGE, L.L.C.	DE
WATERS LANDING PARTNERS, L.L.C.	MD
WAYCROSS, L.P.	GA
WEST LAKE ARMS LIMITED PARTNERSHIP	DE
WESTMINSTER OAKS PRESERVATION, L.P.	DE
WESTRIDGE-OXFORD LIMITED PARTNERSHIP	MD
WESTWOOD PRESERVATION, L.P.	DE
WESTWOOD TERRACE PRESERVATION, L.P.	DE
WF-AC TAX CREDIT FUND I, L.P.	DE
WF-AC TAX CREDIT FUND I, LLC	DE
WF-AC TAX CREDIT FUND II, L.P.	DE
WF-AC TAX CREDIT FUND III, L.P.	DE
WHITE CLIFF APARTMENTS LIMITED PARTNERSHIP	OH
WHITEFIELD PLACE PRESERVATION, LP	TX
WICKFORD ASSOCIATES LIMITED PARTNERSHIP	NC
WILDERNESS TRAIL, LTD.	OH
WILKES TOWERS LIMITED PARTNERSHIP	NC
WILLIAMSBURG LIMITED PARTNERSHIP	IL
WILLOW WOOD LIMITED PARTNERSHIP	CA
WINTER GARDEN PRESERVATION, L.P.	MO
WINTHROP TEXAS INVESTORS LIMITED PARTNERSHIP	MD
WL/OAC, L.L.C.	MD
WMOP PARTNERS, L.P.	DE
WOLF RIDGE, LTD.	AL
WOOD CREEK CPGF 22, L.P.	DE
WOODCREST APARTMENTS, LTD.	TX
WOODLAND APARTMENTS, A LIMITED PARTNERSHIP	SC
WOODLAND HILLS PRESERVATION LIMITED PARTNERSHIP	MI
WORCESTER EPISCOPAL HOUSING COMPANY LIMITED PARTNERSHIP	MA
WRC-87A CORPORATION	DE
ZICKLER ASSOCIATES LIMITED PARTNERSHIP	IN
ZIMCO CORPORATION I	MD
ZIMCO CORPORATION IV	MD
ZIMCO II LIMITED PARTNERSHIP	MD
ZIMCO IV LIMITED PARTNERSHIP	MD
ZIMCO V L.L.C.	MD
ZIMCO VIII L.L.C.	MD
ZIMCO XI L.L.C.	MD
ZIMCO XIII L.L.C.	MD
ZIMCO XIV L.L.C.	MD
ZIMCO XVI L.L.C.	MD
ZIMCO XVII L.L.C.	MD
ZIMCO XVIII L.L.C.	MD
ZIMCO XX L.L.C.	MD
ZIMCO XXVII L.L.C.	MD
ZIMCO XXXII LIMITED PARTNERSHIP	MD
ZIMCO/BETHEL CORPORATION IX	MD
ZIMCO/CHANTILLY CORPORATION	MD
ZIMCO/COUCH CORPORATION	MD
ZIMCO/MELBOURNE CORPORATION	MD
ZIMCO/MONROE CORPORATION XI	MD
ZIMCO/SEMINOLE CORPORATION	MD